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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                                  FORM 8-K


                           CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  April 15, 2002
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                         United Heritage Corporation
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         (Exact Name of Registrant as Specified in Its Charter)


                                    Utah
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                (State of Other Jurisdiction of Incorporation)


            0-9997                                      87-0372826
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   (Commission File Number)                (IRS Employer Identification Number)


       2 North Caddo Street, Cleburne, Texas                         76031
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      (Address of Principal Executive Offices)                     (Zip Code)


                                    (817) 641-3681
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                (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

       A.   The Registrant is issuing the following press release:

                              ***************


          FOR IMMEDIATE RELEASE


                   UNITED HERITAGE CORPORATION APPROVES SPIN-OFF
                           FOR SPECIALTY MEAT SUBSIDIARY


     Cleburne, Texas - April 15, 2002: United Heritage Corporation (NASDAQ:
UHCP) announced today that its Board of Directors has approved a spin-off of its National Heritage Sales Corporation subsidiary, the purveyor of Heritage LIFESTYLE Products-TM-, a line of pre-seasoned, marinated, pre-packaged meat products (Heritage LIFESTYLE Lite Beef-R-, Heritage LIFESTYLE Choice Beef-TM-, Heritage LIFESTYLE Chicken-TM- and Heritage LIFESTYLE Pork-TM-). Walter G. Mize, President of United Heritage Corporation, has been authorized by the Board of Directors to pursue the spin-off, and has retained Weaver & Tidwell, L.L.P., the Company's independent auditor, to prepare and provide financial analysis and to prepare an appraisal of the subsidiary. Mr. Mize has also retained Pollet & Richardson, a Law Corporation, to act as legal counsel regarding the spin-off.

     United Heritage Corporation is an independent oil and gas exploration and development company, and sells specialty premium meat products through its subsidiary, National Heritage Sales Corporation. National Heritage Sales Corporation's products are currently available in approximately 1100 retail locations throughout the United States

Contact:      Walter G. Mize - CEO, President
              (817) 477-5324 - Telephone
              (817) 641-3683 - Fax
              uhcp@aol.com

The above news release contains forward-looking statements. These statements are based on assumptions that management believes are reasonable based on currently available information, and include statements regarding the intent, belief or current expectations of United Heritage Corporation, and its respective management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and are subject to a wide range of business risks, external factors and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements. United Heritage Corporation assumes no obligation to update the information contained in this press release, whether as a result of new information, future events or otherwise.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNITED HERITAGE CORPORATION


Dated: April 15, 2002                      BY:  \s\
                                              ---------------------------------
                                                 Walter G. Mize, President and
                                                 Chief Executive Officer








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